UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 28, 2004


                               Vical Incorporated
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   000-21088               93-0948554
 (State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)


      10390 Pacific Center Court
         San Diego, California                                92121-4340
 (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (858) 646-1100

Item 4. Changes in Registrant's Certifying Accountant.

On July 28, 2004, Vical Incorporated (the "Company") made the decision to dismiss KPMG LLP ("KPMG") as its independent auditor upon the completion of their review of the Company's financial statements for the period ended June 30, 2004. On the same date, the Company engaged Deloitte & Touche LLP ("Deloitte") to serve as its independent auditor for fiscal periods subsequent to the quarter ended June 30, 2004. The decision to dismiss KPMG and engage Deloitte was approved by the Company's Audit Committee.

The audit reports of KPMG on the financial statements of Vical Incorporated as of and for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the two fiscal years ended December 31, 2003, and the subsequent interim period through July 28, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2003 and 2002, and the interim period between December 31, 2003 and July 28, 2004, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any matters or reportable events listed in Item 304(a)(2)(ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)         Exhibits.

            16.1 Letter from KPMG LLP to the Securities and Exchange Commission, dated August 3, 2004.

            99.1(1)     Press Release issued by Vical Incorporated on August 3,
                        2004.


                  (1)   As set forth in Item 12 of this Current Report, Exhibit
                        99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), regardless of any general incorporation language in such filing.

Item 12. Results of Operations and Financial Condition.

On August 3, 2004, the Company issued a press release announcing, among other things, its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 12, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VICAL INCORPORATED


Date:  August 3, 2004                By:  /s/ VIJAY B. SAMANT
                                        --------------------------------
                                          Vijay B. Samant
                                          President and Chief Executive Officer

                               INDEX TO EXHIBITS

        Exhibit
        Number    Description

         16.1 Letter from KPMG LLP to the Securities and Exchange Commission, dated August 3, 2004.

         99.1     Press Release issued by Vical Incorporated on August 3, 2004.